EMPLOYMENT AGREEMENT
This Employment Agreement ("Agreement"),

made as of July 28, 2025,
effective

on August
18, 2025,
between Coronado Global Resources Inc. (the

"Company"), a Delaware corporation and Philip

Peacock
("Employee").
WITNESSETH:
WHEREAS the Company wishes

to offer employment to

the Employee and to

protect against Employee's
competing against the Company, and Employee desires to be employed by the Company and to provide assurances of confidentiality as set forth in this

Agreement.
NOW, THEREFORE,

intending to be legally bound hereby, the Company hereby agrees to employ
Employee, and Employee hereby agrees

to be employed by the Company, upon the

following terms and
conditions:
1.0 Duties and Responsibilities
Employee shall hold the position of

Chief Legal Officer ("CLO") and shall render such

services and
perform such duties commensurate with this position as may be reasonably assigned from time to time by the Company.

Excluding any periods of

vacation and sick leave to which

Employee is entitled,

Employee
agrees to devote reasonable attention and time

during normal

business hours to the business and affairs of
the Company and, to the extent necessary

to discharge the responsibilities assigned to Employee
hereunder, to use Employee's reasonable best efforts to perform faithfully and efficiently such
responsibilities.
2.0 Compensation
a)
Employee's base salary effective as of the effective date set forth above shall be $480,000 per
year, which shall be reviewed from time to

time and may be increased by the Company in the best
interests of the Company and

in accordance with Employee's then current responsibilities,

paid in
accordance with the Company's regular payroll

practices and on regularly scheduled payroll

dates. In
addition, Employee shall be entitled

to participate in all short-term incentive, long-term incentive, welfare, savings and retirement and other employee

benefit plans, practices, policies, and programs
applicable generally to other executive officers of the

Company.
b)
The Company shall reimburse the Employee

for all reasonable business expenses paid

by the
Employee in the performance of duties

or as

otherwise may be approved by the

Company. Expenses shall
be reimbursed

within a reasonable

period of time (not to exceed four (4) weeks)

following the
submission of appropriate

proof of any such expenditures.
3.0 Personnel Policies
Employee agrees to adhere to and abide

by all personnel

policies as may

be established

by the Company
from time

to time

with respect

to all

employees of

the Company, subject

to any

provisions of

this Agreement
to the contrary.
4.0
Termination

of Employment
a)
Subject to the terms and provisions of this

Agreement, Employee's employment hereunder

shall
commence as of August 18, 2025, and shall continue

until December 31, 2026 (the "Expiration

Date").
Notwithstanding the foregoing to

the contrary, each year the Expiration Date shall be automatically extended to December 31 of the

following year unless either party gives written

notice to the

other party,
on or before September 30 of

the year in which the Expiration Date is scheduled to occur, of its intention not to extend the
Expiration Date.

b)
Either party may terminate this Agreement

by giving the other

party three (3)

months' written
notice. If notice of termination

is given to Employee, the

Company may, at its discretion, make a payment
in lieu of notice for all or part

of the notice period or require Employee

to work for all or part of the
notice period. If Employee or the Company gives

notice ending employment, the

Company may direct
Employee at any time during

the notice period not to attend work; not to perform all or part of
Employee's duties; perform duties that Employee has the necessary skills and competence to perform
which are different to Employee's normal

duties; or cease contact with the Company's

clients, customers
or suppliers. In the event that Employee terminates

this Agreement without giving

the required period of
notice, Employee shall pay the Company an amount

equal to total remuneration

for the balance of the
notice period not served. Employee

agrees that this amount is a genuine pre-estimate of the loss the
Company

is likely to suffer

as a result of the failure to give the specified

period of notice.
c)
The employment of Employee hereunder may be terminated

by the Company with or

without
Cause (as defined below) or by Employee

with or without Good Reason (as defined

below). Employee's
employment shall terminate automatically if Employee dies. If the Company determines in

good faith that
the Disability (as defined below) of Employee

has occurred, it may give to Employee written notice of its
intention to terminate Employee's

employment. In such event, Employee's

employment with the Company
shall terminate effective on the

30th day after receipt of

such notice by Employee, provided that,

within the
30 days after such receipt, Employee shall

not have returned to full-time

performance of Employee's duties.
Nothing in this section

shall be construed to

waive the Employee's rights,

if any, under existing law
including, without limitation, the Americans with

Disabilities Act.
d)
"Cause" shall mean by reason of Employee's:

(i) conviction of, or plea of nolo conlendere to, any
felony or to

any crime or offense causing

substantial harm to the Company or its affiliates or involving acts of theft,

fraud, embezzlement,

moral turpitude, or similar

conduct, (ii) repeated intoxication by
alcohol or drugs during the performance of

such Employee's duties in a manner that

materially and
adversely affects the Employee's performance of such duties, (iii) malfeasance, in the conduct of such
Employee's duties, that consists of(!) willful

and intentional

misuse or diversion of funds of the Company
or its affiliates, (2) embezzlement, or (3) fraudulent or

willful and material misrepresentations

or
concealments on any written reports submitted

to the Company or its

Affiliates, or (iv) material failure to
perform the duties of Employee's

employment or material failure to follow or

comply with the reasonable
and lawful written directives of the board of

directors or the board of managers

or other governing body a
subsidiary or affiliate of the Company

by which such Employee is

employed, in either case after

the
Employee shall have been informed, in writing,

of such material failure and given a period

of not more
than thirty (30) days to fully remedy same.
e)
"Disability" shall mean Employee's incapacity

due to physical or mental illness that

(i) shall have
prevented Employee from performing duties for the

Company or any of its

subsidiaries or affiliates

on a
full time basis for more than 180 days or (ii)

(I) the board of directors determines, in good faith, is likely to prevent Employee from performing such duties for such a I

80-day period and (2) 30 days has elapsed
since delivery to Employee of the

determination of the board and Employee

has not resumed such
performance of
duties.
f)
"Good Reason" shall mean, without Employee's

express written consent, the

occurrence of any
one or more

of the following: (i) a material

diminution of Employee's

authorities, duties, responsibilities,
and status (including offices, titles, and

reporting requirements)

as an employee of the Company

or any
successor thereof (any such diminution occurring as a result of the Company's ceasing to be a publicly
traded entity (or its merger into, or acquisition of the business of the Company or of a substantial

portion
of its assets by, another publicly traded entity) shall be deemed material for purposes of the foregoing); (ii)
the Company requiring Employee to

be based at a location in excess of thirty-five

miles from the location
of Employee's principal job location or office immediately prior to such change; (iii) a reduction in
Employee's

base salary

or any material reduction

by the Company of Employee's other compensation

or benefits; (iv) the failure
of the Company to obtain a satisfactory

agreement from any successor to the Company

to assume and
agree to perform the Company's obligations

under this Agreement; (v) any purported

termination by the
Company of Employee's employment that is

not effected pursuant to a notice of termination
(I)
that
indicates the specific termination

provision in this Agreement relied upon, and

(2) sets forth in reasonable
detail the facts and circumstances claimed to

provide a reasonable good faith basis for termination

of
Employee's employment; and (vi) a material breach of this Agreement by the Company. Employee must
deliver the Company written notice of resignation

for Good Reason no later than

30 days after the
occurrence of any such

event in order for Employee's

resignation with Good Reason

to be effective
hereunder, and such resignation shall not be

deemed to be for

"Good Reason" hereunder unless

the
circumstance giving rise

to Employee's "Good Reason"

remains uncured at the end of such 30-day

period.
5.0

Compensation Upon Termination of Employment
a)
Termination

by the Company for Cause or

Resignation by Employee Without Good Reason. The
Company may terminate this

Agreement immediately without notice or payment in lieu of

notice for
Cause. If Employee's employment is

terminated

by the Company for Cause or by

Employee without Good
Reason, the Company shall provide the following

(referred to in this Agreement as the "Accrued
Obligations") to the Employee (i)

Employee's base salary, vacation, unpaid business expenses and other cash entitlements

accrued through the date of termination shall be paid

to Employee in a

lump sum of
cash on the first regularly scheduled payroll

date that is at least ten (

I0) days from the date of termination
to the extent theretofore unpaid, (ii) the amount of any compensation previously deferred by Employee
shall be paid to Employee in accordance with the terms of the applicable deferred compensation plan to
the extent theretofore unpaid and
(iii) amounts that are

vested benefits or

that Employee is

otherwise entitled to receive under any

plan,
policy, practice or program

of or any other contract or agreement with the Company

at or subsequent to
the date of termination, payable in accordance

with such plan, policy, practice or program or contract

or
agreement, and the Company shall have no other

severance obligations with respect to Employee

under
this Agreement.
b)
Termination by the Company

Without Cause or Resignation

by the Employee for Good Reason.
If Employee's employment is

terminated

by the Company

without Cause or if Employee resigns for
Good Reason, the Company shall provide the following

to Employee (i) the Accrued Obligations,
payable as provided in Section 5(a) hereof, (ii)

a period of nine (9) months

("Severance Period") base
salary based upon the salary Employee earned

at the time of termination, and (iii)

an amount equal to the
cost to Employee for the continuation of any

health and medical benefits during the Severance

Period.
Any payments due hereunder shall be

conditioned upon Employee having provided,

within sixty (60)
days of termination of employment, an irrevocable

waiver and general release of claims in

favor of the
Company (and its respective affiliates,

subsidiaries, successors, officers, directors, and

employees) in a
form reasonably satisfactory to

the Company.
c) Death or Disability. If Employee's employment is terminated by reason of Employee's death or
Disability, the Company shall provide the Accrued

Obligations to Employee, or in

the event of
Employee's death, to Employee's estate

or beneficiaries, and the Company shall

have no other severance
obligations with respect to Employee

under this Agreement.
d)
Upon termination or resignation

in accordance with

Section 5(b), the Employee

will only be
entitled to receive applicable compensation payments as set out in this Section 5(b), if Employee signs a release of legal claims in a form mutually agreeable

to the parties.
6.0

Confidential Information etc.
a)
Employee recognizes and acknowledges that:

(i) in the course of Employee's employment

by
the Company it will be necessary for Employee

to acquire information

which could include, in

whole or
in part,

information concerning the Company's sales,

sales volume, sales methods, sales proposals,

customers and
prospective customers, identity of

customers and prospective customers, identity

of key purchasing
personnel in the employ of customers and prospective

customers, amount or kind of customers'

purchases
from the Company, the Company's sources of supply, computer programs, system documentation, special hardware, product hardware, related software development,

manuals, formulae, processes, methods,
machines, compositions, ideas, improvements, inventions or other confidential or proprietary information belonging to the Company or relating to the Company's

affairs (collectively referred to herein as the
"Confidential Information");

(ii) the Confidential Information

is the property of

the Company; (iii)

the
use, misappropriation or disclosure of the Confidential

Information would constitute a breach of trust

and
could cause irreparable injury to the Company; and

(iv) it is essential to the protection

of the Company's
good will and to the maintenance of the

Company's competitive position that the

Confidential Information
be kept secret and that Employee not disclose

the Confidential Information to others

or use the
Confidential

Information to Employee's own advantage

or the advantage of others. For purposes

of this
Agreement, Confidential Information shall not

include information known by Employee before
employment

with the Company or information

that becomes publicly available through

some means other
than disclosure by Employee in violation

of this Agreement.
b)
Employee further recognizes and acknowledges that

it is essential for

the proper protection of
the business of the Company that Employee

be restrained (i) from soliciting or inducing

any employee
of the Company or of any subsidiary

of the Company (for purposes of Sections 6.0,

7.0, and 8.0 herein
the "Company" shall mean to

include any subsidiaries or affiliates thereof)

to leave the employ of

the
Company,
(ii)
from

hiring or attempting to hire any Employee of the

Company, (iii) from soliciting the trade of or
trading with the customers of

the Company for

any business purpose, and (iv)

from competing against
the Company each according to the terms of

Section 6 following.
7.0

Confidentiality. Non-compete and Related Covenants
a) Employee agrees to hold and safeguard the Confidential Information in trust for the Company, its successors and assigns and agrees that Employee

shall not, without the prior written consent of

the
Company, disclose or make available to anyone for use outside the

Company at any time, either during
employment

by the Company or

subsequent to the termination or resignation

of employment by the
Company, for any reason, any of the Confidential Information,

whether or not developed by Employee,
except as required in the performance of Employee's

duties to the Company.

For the avoidance of doubt,
this provision shall not prohibit Employee from reporting possible violations of federal law or regulation
to any governmental agency or entity or from

making other disclosures that are protected

under the
whistleblower provisions

of federal law or regulation.

The Company's approval shall not

be required, nor
shall notice to the

Company be required, in connection with

such reports or disclosures.
b) Upon the termination of Employee's employment by the Company or resignation by the
Employee, for any reason, Employee

shall promptly deliver to the

Company all originals and copies of
correspondence, drawings, blueprints, financial

and business records, marketing and publicity

materials,
manuals, letters, notes, notebooks, laptops, reports,

flow-charts, programs, proposals and any documents
concerning the Company's customers or

concerning products or processes used by the

Company and,
without limiting the foregoing, shall promptly deliver

to the Company any and all other documents

or
materials containing or
constituting Confidential Information.
c)
Subject to the provisions of

Section 7(f) following, Employee agrees

that during employment by
the Company, Employee shall not, directly or indirectly, solicit the trade of, or trade with, any customer or prospective customer of the Company for

any business purpose other than for the

benefit of the
Company. Upon termination of Employee's employment by the Company,

including without limitation
termination by the Company

in a termination for

Cause or otherwise, or upon

the resignation of

the
Employee, except in the case of Good Reason, Employee further agrees that for a period of one (I)

year
after the cessation of

employment hereunder, Employee shall not, directly or indirectly, solicit the trade of, or trade with, any
customers, or prospective customers, of

the Company, or solicit or

induce, or attempt to solicit

or induce,
any employee of the Company to leave the

Company for any reason whatsoever or hire

any employee of the
Company, provided that nothing in this agreement

shall restrict Employee from making a

general
solicitation that is not specifically directed at any employee(s) of the Company, including through use of a recruiting website or employment search firm

(so long as such firm us instructed

not to solicit any
employee(s) of the Company).
d)
Subject to the provisions of Section

7(f) following, during the period of Employee's

employment
hereunder and upon termination of Employee's

employment

by the Company, including without
limitation termination by the Company in a termination for Cause or otherwise, or upon the resignation

of
the Employee except in the case of Good Reason,

Employee agrees that for a period of one (I)

year after
the cessation of employment hereunder, Employee shall not, in any Competitive Territory, engage,
directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder or otherwise, alone or in association with any other person, corporation or other entity, in any Competing
Business. For purposes of this Agreement, (i)

the term "Competing Business" shall mean the

production
or sales of metallurgical bituminous coal, and (ii)

the term "Competitive Territory" shall mean West
Virginia and Virginia.
e)
Prior to

accepting employment during the

one year non-compete period

referred to in Section
6(d), Employee shall notify the Company of

such employment opportunity in reasonable

detail in order
for the Company to determine if the position

Employee is seeking violates this Agreement.
f)
Notwithstanding the provisions of Sections 7(c)

or 7(d) to the contrary, the Company, it is sole
and absolute discretion, may, by written notice delivered to Employee promptly after the termination of
Employee's employment by the Company or

the resignation of

Employee, elect to waive

and not enforce
the non-solicitation and non-compete provisions of

Sections 7(c) and 7(d).
g)
Unless the Company has provided notice that

it has waived and will not enforce both the

non-
solicitation and non-compete

provisions of Sections

7(c) and 7(d) as

provided in Section 7(f), during

the
six
(6) month period

beginning on the first business day following

the last day of Employee's employment
with the Company, the Company shall pay the Employee, in six

(6) equal monthly payments during such
period commencing 30 days after the last

day of Employee's employment with the Company, an amount
equal to three (3) months' worth of the annual

salary of Employee as of the business

day immediately
preceding the last day of Employee's employment with the Company.

Payments under this section shall
be in addition to any severance or other payments

due to Employee under the

terms of this Agreement.
During such six-month

period (unless the waiver contemplated by Section 7(f) has been made),

and in
consideration of the payments contemplated by this Section 7(g), Employee agrees to consult with the
Company as requested by the Company provided such

consultation shall not require more than twenty
(20) hours of consultation per week and shall be reasonably related to the duties of Employee while
employed. Employee shall provide such consultation by phone, e-mail or other remote communication or at the location of Employee's principal

job location or office immediately prior to the termination of employment and shall not be required to

otherwise
travel.
8.0

Injunctive and other relief
a)
Employee represents that his

experience and capabilities are

such that Sections 6.0 and 7.0 hereof
do not prevent him from earning a livelihood

and acknowledges that it would cause the

Company serious
and irreparable injury and cost if Employee were to use Employee's ability and knowledge in
competition

with the Company or to otherwise breach the

obligations contained in said paragraphs.
b)
In the event of a

breach by Employee of

Sections 6.0 or 7.0

of this Agreement,

the Company
shall be entitled, if it shall so elect,

to institute legal proceedings to

enforce the specific performance of
such Sections

by Employee

and to enjoin

Employee

from any

further violation

Sections 6.0

or 7.0

and to exercise

such
remedies cumulatively

or in conjunction

with all other

rights and

remedies

provided by

law.

Employee
acknowledges,

however,

that the remedies

at law for any

breach by

Employee

of the provisions

of this
Agreement

may be inadequate

and that the Company

shall be entitled

to injunctive

relief against
Employee

in the event

of any breach.
c)
It is the intention

of the parties

that the provisions

of Sections

6.0 and 7.0

hereof shall

be
enforceable

to the fullest

extent permissible

under applicable

law,

but that the

unenforceability

(or
modification

to conform

to such law)

of any provision

or provisions

hereof shall

not render
unenforceable, or

impair,

the remainder

thereof. If

any provision

or provisions

hereof shall

be deemed
invalid or

unenforceable,

either in

whole or in

part, this

Agreement

shall be deemed

amended to

delete or
modify,

as necessary,

the offending

provision or

provisions

and to alter

the bounds

thereof in

order to
render it valid

and enforceable.
9.0

Governing Law
a)
This Agreement

shall be governed

by and construed

in accordance

with the laws

of the State of
West

Virginia

without giving

effect to any

choice or conflict

of law provision

or rule (whether

of the
State of West

Virginia

or any other

jurisdiction)

that would

cause the application

of the laws

of any
jurisdiction

other than

the State

of West

Virginia.
10.0
Amendments. waivers

etc.
No amendment

of any

provision of

this Agreement,

and no postponement

or waiver

of any such

provision
or of any

default, misrepresentation,

or breach

of warranty

or covenant

hereunder,

whether intentional

or
not, shall

be valid unless

such amendment,

postponement

or waiver is

in writing and

signed by or on
behalf of the Company

and Employee.

No such amendment,

postponement

or waiver

shall be deemed

to
extend to

any prior

or subsequent

matter,

whether or

not similar to

the subject matter

of such amendment,
postponement

or waiver.

No failure

or delay on

the part of

the Company

or Employee

in exercising

any
right, power

or privilege

under this

Agreement

shall operate

as a waiver thereof

nor shall any

single or
partial exercise

of any right,

power or

privilege hereunder

preclude any

other or further

exercise thereof

or
the exercise

of any other
right,

power or

privilege.
11.0 Assignment
The rights

and duties

of the Company

under this Agreement

may be transferred

to, and shall be

binding
upon, any

person or company

which acquires

or is a successor

to the Company,

its business

or a
significant

portion of

the assets

of the Company

by merger,

purchase

or otherwise,

and the Company
shall require

any such acquirer

or successor

by agreement

in form and

substance reasonably

satisfactory

to
Employee,

expressly to

assume and

agree to perform

this Agreement

in the same manner

and to the same
extent that the

Company,

as the case

may

be, would

be required

to perform

if no such

acquisition

or
succession

had taken

place.
Regardless

of whether

such agreement

is executed, this

Agreement

shall be binding

upon any acquirer
or successor

in accordance

with the operation

of law and

such acquirer

or successor

shall be deemed
the "Company",

as the case

may be, for

purposes of

this Agreement.

The Employee

may not transfer
any respective

rights and

duties hereunder

except with

the written

consent of

the Company.
12.0 Interpretation etc.
The Company

and Employee

have participated

jointly in the

negotiation

and drafting

of this Agreement.
!fan ambiguity

or question

of intent

or interpretation

arises, this Agreement

shall be construed

as if
drafted jointly

by the Company

and Employee

and no presumption

or burden

of proof shall

arise favoring
or disfavoring

the Company

or Employee

because of

the authorship

of any of

the provisions

of this
Agreement.

The word

"including"

shall mean

including

without limitation.

The rights

and remedies
expressly specified

in this Agreement

are cumulative

and are not

exclusive of any

rights or remedies
which either

party would

otherwise

have. The

Section headings

hereof are

for convenience

only and

shall
not affect

the meaning

or interpretation

of this Agreement.

For purposes

of this Agreement,

the term
"termination"

when used

in the context

of a

condition to, or timing

of, payment

hereunder

shall be interpreted

to mean a "separation

from service"

as
that term

is used in

Section 409A

of the Internal

Revenue Code,

as set forth in

Paragraph

13.0 below.

All
monetary amounts

herein are

expressed in

Unites States

dollars.
13.0 Integration, Counterparts
This

Agreement

constitutes

the

entire

agreement

among

the

parties

and

supersedes

any

prior
understandings,

agreements

or representations

by or

among the

parties,

written

or oral,

to the

extent they
relate to

the subject

matter hereof.

This Agreement

may be executed

in one or more counterparts,

each of
which shall

be deemed

an original

but all

of which

together

shall constitute

one and the same

instrument.
It shall not

be necessary

in making

proof of

this Agreement

to produce

or account

for more

than one

such
counterpart.
14.0 Code Section 409A
This Agreement

is intended to

comply with

Section 409A

of the Internal

Revenue Code

of 1986, as
amended (the

"Code"), and

its corresponding

regulations,

or an exemption,

and payments

may only

be
made under

this Agreement

upon an event

and in a manner

permitted

by Section 409A,

to the extent
applicable.

Any payments

that qualify

for the "short

-term deferral"

exception

or another

exception

under
Section 409A

shall be paid

under the

applicable

exception.

Notwithstanding

anything in

this Agreement

to
the contrary,

if required

by Section

409A, if the

Employee

is considered

a "specified

employee"

for
purposes of

Section 409A

and if payment

of any amounts

under this

Agreement

is required

to be delayed
for a period

of six months

after separation

from service

pursuant to

Section 409A

(after taking

into
account all

applicable

exemptions),

payment

of such amounts

shall

be delayed

as required

by Section
409A, and

the accumulated

amounts shall

be paid

in a lump

sum

payment

within ten

(10) days

after the
end of the six-month

period.

If the Employee

dies during

the postponem

ent

period prior

to the payment
of benefits,

the amounts

withheld on

account of

Section

409A shall

I

be paid to

the

personal
representative

of the Employee's

estate within

sixty

(60) days

after the date of the

Employee's

death. All
payments to

be made

upon a termination

of employment

under this

Agreement

may only

be made upon

a
"separation

from service"

under Section

409A. For

purposes

of Section 409A

of the Code,

the right

to a
series of installment

payments

under this

Agreement

shall

be treated

as a right to

a series of

separate
payments. In

no event may

the Employee,

directly or

indirectly,

designate the

calendar year

of a payment.
All reimbursements

and in-kind

benefits provided

under the

Agreement

shall be made

or provided

in
accordance

with the requirements

of Section

409A, including,

where applicable,

the requirement

that (i)
any reimbursement

is for expenses

incurred

during the

period of

time specified

in this Agreement

or if no
such

period

is specified,

during the

Employee's

lifetime, (ii)

the amount

of expenses

eligible for
reimbursement,

or in kind

benefits provided,

during a calendar

year may

not affect

the expenses

eligible
for reimbursement,

or in kind

benefits to

be provided,

in any other

calendar year,

(iii) the reimbursement
of an eligible

expense

will

be made

no later than

the last day

of the calendar

year following

the year in
which the expense

is incurred,

and (iv) the

right to reimbursement

or in kind

benefits is not

subject to
liquidation

or exchange

for another

benefit. Notwithstanding

any provision

contained

herein, in

no event
shall the

Company

be obligated

to reimburse

the Employee

for any additional

tax (or related

penalties and
interest) Employee

may incur

by reason

of application

of Section

409A. "Termination

of employment,"
"resignation"

or words of

similar import,

as used in

this Agreement

shall mean,

with respect

to any
payments

subject to

Section 409A,

the Employee's

"separation

from service"

as defined

by Section

409A.
15.0 Notices
Any notice,

consent, waiver

and other communications

required

or permitted

pursuant to

the provision

of
this Agreement

must be in

writing and

shall be deemed

to have

been properly

given (a)

when delivered
by hand;
(b) when sent

by email (with

acknowledgement

of complete transmission),

provided that

a copy is

also
mailed by

U.S. certified

mail return

receipt requested;

(c) five (5)

days after

sent by certified

mail, return
receipt requested;

or (d) three (3)

days after

deposit with

a nationally

recognized

overnight

delivery service,
in each case

to the appropriate

addresses

and email

addresses

set forth below:

If to Employee:
Phi l ip Peacock
5625
Briar

Dr.
Houston, TX

77056, United

States
Email: philip@thepeacockfamily . n et
If to the Company:
Coronado

G
l obal
Re so urce s Lvl 33 CPI,
345 Queen Street
Brisbane, 4000, Australia
Attn: Doug l as Thompson
Email: dthompson@coronadoglobal.com
16.0 Indemnity
Employer

will,
to the maximum extent permitted by Emp l oyer's bylaws and applicab l e l aw, indemn i fy and hold Employee harmle ss for any acts or deci s ions made in good faith

while performing
serv ice s for
E mployer ; prov i ded howev er, acts
determined

b
y a court of competent jurisdiction to be acts of gross
negligence or w i l l fu l mi sco nduct w i
ll not be

deemed
to be in good faith.
17.0 Severability of Provisions.
Any provision

of this Agreement
that is prohibited or
unenforceable

in
any j u risd i ction s hall , as to s uch
jurisdiction

and

the

application

to
suc h
facts and

circumstances
, be ineffective to the ext ent of such
proh i bition or unenforceability without
invalidating

t
h e
remaining

provi
s ions her eof or the applicat i on
t hereof
to other facts

and c
i
rcumstances,

and any
s uch prohib i tion or
unenforceability

in
any juri s diction
s h a ll not in va l idate or render un e nforceable suc h
provision in

any other

jurisdiction.
IN WITNESS

WHEREOF
, the due execution h e reof as of the date fir s t
above

written.
I N
WITNESS

WHEREOF
, the du e execution hereof as of the date fir s t above wr i tten.
/s/ Kerry-Lee Doyle /s/ Douglas Thompson
Witness: Kerry-Lee Doyle CORONADO GLOBAL RESOURCES
INC.
Douglas Thompson
/s/ Charles McGee /s/ Philip Peacock
Witness: Charles McGee EMPLOYEE
Philip Peacock